Chart Industries Strategic investment update, December 15, 2020 Exhibit 99.3

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans and other matters, including statements regarding pending acquisitions (including the expectation that the company will enter into definitive transaction documentation to acquire ses), completed acquisitions, cost synergies and efficiency savings, expansion of the building, development and use of lh2 production plants, fueling stations and fuel cell vehicles globally, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; the Company’s ability to enter into definitive transaction documentation to acquire SES; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement.

Chart Offers Unique, Multi-Faceted ESG Products

Market Trends are Similar for LNG, Hydrogen, Water, Carbon and Direct Air Capture Aggressive GHG and CO2 Reduction Goals Being Established Globally Population & Economic Growth Stimulus Funds Directed toward Green Energy & Water Activities Role of Corporate Sustainability Untraditional Players Entering These Markets Early Partnerships Yield Key Positioning In These Markets

Clean Energy Is Global and Now © 2020 Chart Industries, Inc. Confidential and Proprietary Carbon Neutral By 2050 or Sooner 100% Renewable (No Coal) By 2050 or Sooner Afghanistan Austria Barbados Costa Rica Denmark European Union Finland Hungary Iceland Ireland Jamaica Netherlands Norway Portugal Scotland Slovakia Slovenia Spain Austria Australia Bangladesh Barbados Canada Chile France Germany Greece Italy Kenya Slovenia Spain Sweden United Kingdom Australia Canada Chile France Germany Italy Sweden United Kingdom Croatia Estonia Georgia Japan Latvia Lebanon Lithuania Nepal New Zealand Nicaragua Peru South Korea Switzerland Sri Lanka New Zealand Greece Fiji Marshall Islands South Africa Uruguay

Global Commercial Hydrogen Penetration © 2020 Chart Industries, Inc. Confidential and Proprietary EMEA Today 2023 LH2 Production Plants 4 6 Fueling Stations 135 163 Fuel Cell Vehicles 1,500 4,000 California Today 2023 LH2 Production Plants 11 16 Fueling Stations 46 146 Fuel Cell Vehicles 8,800 30,800 India Today 2023 LH2 Production Plants 0 0 Fueling Stations 0 0 Fuel Cell Vehicles 0 0 Australia Today 2023 LH2 Production Plants 0 1 Fueling Stations 6 31 Fuel Cell Vehicles 20 2,020 China Today 2023 LH2 Production Plants 0 3 Fueling Stations 20 100 Fuel Cell Vehicles 2,000 10,000 Japan / Korea Today 2023 LH2 Production Plants 8 11 Fueling Stations 187 500 Fuel Cell Vehicles 8.483 125,000 Canada Today 2023 LH2 Production Plants 3 4 Fueling Stations 8 11 Fuel Cell Vehicles 50 1,050

HTEC Brings Customer and Canadian Expansion © 2020 Chart Industries, Inc. Confidential and Proprietary Comml Access Canada Access Canadian hydrogen fuel production, distribution and dispensing leader Poised to capitalize on the Canada wide hydrogen strategy being released Established government relationships with over $50 million in support secured 5 operating stations, 5 stations under construction or in engineering 5MW Electrolyzer project in BC in engineering phase British Columbia Alberta Quebec Retail station networks Distribution Electrolysis and by-product production opportunities First heavy-duty fueling station in the province under construction Retail station network under development in partnership with operator of 400+ gas stations

HTEC Has A Variety of Key Customers & Partners © 2020 Chart Industries, Inc. Confidential and Proprietary HTEC and Chart Near-Term Commercial Opportunities: Hydrogen Fueling Station Projects Making HTEC stations in Quebec based on liquid hydrogen Upgrading HTEC’s existing stations to enable use of liquid hydrogen Development of two LH2 production facilities in Canada Leveraging Chart’s Partnership with McPhy Potential use of McPhy electrolyzer in HTEC’s 5 MW project Continued use of McPhy solutions in HTEC stations

Interlinkages of Clean Chart Products are Prominent 2020 Chart Industries Investor Day

CCUS storage potential overlaps with H2 producing regions © 2020 Chart Industries, Inc. Confidential and Proprietary Global CCUS Storage Potential (Gigatonnes CO2 Storage) High Confidence Medium Confidence Low Confidence Very Low Confidence 200 North Sea 300 100 16 7 9 12 23 140 2,000 100 150 47-63 220-410 140 1,210-4,130 5-25 5-30 1-5 200-430 2-228 2,000-21,000 Source: Global CCS Institute, Global Status Report 2019

CCUS Interplay with Water Treatment © 2020 Chart Industries, Inc. Confidential and Proprietary Every industry uses water and creates wastewater… In many cities, wastewater treatment facilities (WWTP) are the largest energy consumers WWT could account for 3% of global energy consumption if continuing to treat with conventional technologies Chemical energy embedded in wastewater is estimated to be more than 9x that required to treat the wastewater CCU can occur within the existing wastewater infrastructure during treatment, not requiring additional space or transport End users of CO2 typically are located in close proximity to WWTP

Carbon Capture Process © 2020 Chart Industries, Inc. Confidential and Proprietary HOW IS IT CAPTURED? Capture technologies allow the separation of carbon dioxide from gases produced in electricity generation and industrial processes by one of three methods: pre-combustion capture, post-combustion capture and oxyfuel combustion. The captured CO2 is dehydrated and compressed prior to entering the pipeline. WHERE DOES IT GO? Captured CO2 is injected into a storage pipeline to send the CO2 to underground storage reserves. These are typically depleted oil reserves, coal beds, saline aquifers and salt caverns. CO2 is also used in Enhanced Oil Recovery (EOH) as well as fuel manufacturing. If the CO2 is high enough quality, it can also be used in the merchant market for food and beverage purposes.

Numerous Incentives Related to CO2… © 2020 Chart Industries, Inc. Confidential and Proprietary California cap-and-trade system (AB32) Regulates the CO2 emissions of industry using a market-based system Low Carbon Fuel Standard (LCFS) Program to reduce carbon in fuels and supports the Hydrogen Refueling Infrastructure (HRI) credit California and Oregon have adopted the program; 10 additional U.S. States are evaluating 45Q Provides tax credit to companies that sequester CO2 through geologic sequestration, enhanced oil recovery, chemical or biological sequestration Benefits are after-tax and can be used in conjunction with other carbon credits, increasing their value European Emission Trading System (EU ETS) Governments of 31 participating countries involved …In a Very Active Clean Energy Space…

Types of CO2 Applications We Supply… Very Broad © 2020 Chart Industries, Inc. Confidential and Proprietary Food & Beverage CarboMax tanks for microbrewing and onsite brew pubs Food freezing Convenience stores and national restaurant chaings doing national upgrades Concrete Curing PM 6000 HP tanks are perfect for the application Multiple channels Reduces curing time and cost for concrete pouring Vaccine Storage Storage equipment at the front end of supply chain Work with dry ice Utilized in the dry ice mfg equipment, removing us from the chain of liability Cannabis Election resulted in new states legalizing marijuana COVID drove growth CarboMax 750 works well for CO2 enhanced atmospheric growing Others pH control for swimming pools, fitness centers, etc. Die cooling Dry ice pellets for fire fighting

Carbon and Direct Air Capture Equipment Capabilities

LIQUID AIR STORAGE



DIRECT AIR CAPTURE




COLDBOX
BAHX
AIR COOLERS
STORAGE TANKS
TRANSPORT CARRIERS
DOSERS, PIPE

Post Combustion CO2 Capture

- Cryogenic process that delivers high purity liquid CO2 ready for transport and use
- Amine process using adsorption to deliver gaseous CO2

Direct Air Capture

- Removal of CO2 directly from the atmosphere
- Uses air cooled heat exchangers as contactor surface to capture CO2 from air stream
- Air coolers are the most significant part of these projects

© 2020 Chart Industries, Inc. Confidential and Proprietary
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About SES and SES Technology © 2020 Chart Industries, Inc. Confidential and Proprietary The SES cryogenic solution for carbon capture for flue gas is more efficient than current conventional amines used for CO2 removal Uses Chart’s BAHX, cold boxes and IPSMR® process to produce refrigeration for CO2 removal CO2 liquefaction and energy storage via LNG liquefaction can be merged with the SES carbon capture process without adding completely new refrigeration equipment 2008-2009 R&D contract from Danish utility (DONG Energy) 2010-2012 Grants from State of Wyoming and US DOE 2013-2016 Grants from State of WY and UT, ARPA-E, and Canada 2017-2020 Grant from US DOE, R&D Contract Pacificorp, and KAUST HL IP funding

SES Founders Will Stay With the Business © 2020 Chart Industries, Inc. Confidential and Proprietary Dr. Larry Baxter Co-Founder and CTO Dr. Larry Baxter is responsible for the technical direction and vision of SES. He has spent his entire career working with sustainability issues and combustion and is well respected for his expertise in this area. He is also a Professor of Chemical Engineering at Brigham Young University. He holds B.S. and Ph.D. degrees in Chemical Engineering and his research focus has been sustainable energy systems. Prior to joining the faculty at BYU, Dr. Baxter worked for fourteen years at Sandia National Laboratories’ Combustion Research Facility. He has written five chapters for books, edited four books, and authored over 70 archival journal publications.   Andrew Baxter Co-Founder and CEO At the end of 2008 Andrew Baxter co-founded Sustainable Energy Solutions and has led the company to its current success. Prior to his work at SES, he spent two years at Zinch.com where he helped launch and grow a business to profitability in the education industry. Andrew's professional interests include energy, sustainability, education, and innovation. Andrew has a degree in Economics and Business from Brigham Young University and an MBA from Rice University with an emphasis in energy and entrepreneurship.

SES Patents Combined with Chart Equipment Will Create an Extremely Differentiated CCUS Offering © 2020 Chart Industries, Inc. Confidential and Proprietary Differentiated innovation: 44 SES U.S. issued patents 17 SES U.S. patents pending Additional 20 SES patents issued internationally Chart key equipment used in SES CCC for power, industrial and hydrogen: SMR systems BAHX Cold Boxes Cryogenic tanks VIP Instrumentation Controls De-sublimating heat exchangers Dynamic heat exchangers Cryogenic natural gas treating for LNG, NGL, and midstream applications Dehydration technology Cryogenic energy storage Combination of Chart and SES Will Also Address:

Building on GTLS/SES Commercial Opportunities © 2020 Chart Industries, Inc. Confidential and Proprietary GTLS Current Commercial Work Opportunities In Development Involved in a cryogenic process pilot plant Developing concepts for several partners on direct air carbon capture projects Bidding on over 20 related projects globally, equipment only Industrial Associate for University of Texas (Austin) Carbon Management Program developing amine-based process for deployment of CO2 capture from flue gas Developing ACHX installation method to reduce plot space requirements by 50% SES Current Commercial Work 20-30 tonne per day CO2 capture system to be built in modules Host site is cement plant to produce CO2 to make clean transport fuel Two international projects in the near-term

Specialty Markets Driving Growth

Water Treatment

700M

- Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

Over The Road Trucking

750M

- LNG as alternative fuel to diesel for heavy duty vehicles
- HLNG vehicle tanks for onboard heav- duty trucks
- HLH2 onboard tanks in development

Drivers of Size Opportunity

- Regulations in EU
- Reduced engine noise while addressing emission reduction

Hydrogen

1100M

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" economy
- Government stimulus packages
- Brand name fast followers

Food & Beverage

500M

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover
- National and global chains
- Brand name fast followers

Carbon & Direct Air Capture

400M ↑ 600M

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reductions targets
- CO_2 supply shortage

Cannabis

250M

- Liquid CO_2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

Molecules By Rail

200M

- Gas By Rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by rail in the U.S.
- Expected growth in EU

Industrial Lasers

200M

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

Space

200M

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Strong Balance Sheet © 2020 Chart Industries, Inc. Confidential and Proprietary $109 million of cash on hand as of November 30, 2020 $377.2 million of net debt as of November 30, 2020 $412.9 million pro forma net debt for HTEC and SES as of November 30, 2020